UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐          Definitive Proxy Statement
☒          Definitive Additional Materials
☐          Soliciting Material under § 240.14a-12

GENCO SHIPPING & TRADING LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required
☐          Fee paid previously with preliminary materials.
☐          Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 16, 2024, Genco Shipping & Trading Limited (“Genco”) issued two letters to its shareholders and a press release and launched a website, www.VoteForGenco.com, in connection with its 2024 Annual Meeting of Shareholders.  Genco may in the future use the same or substantially similar materials from time to time.  Copies of the materials can be found below:

Shareholder Letter #1

April 16, 2024

Dear Fellow Shareholders,

We are reaching out because we want your vote “FOR” Genco’s director nominees at the upcoming Annual Meeting of Shareholders.

The Genco Board and management team have established a record of leadership across our industry based on our performance and our corporate governance. Through our Comprehensive Value Strategy, we have distributed sizeable dividends to shareholders, significantly reduced our debt and grown and modernized our fleet. At the same time, we have taken important steps to uniquely position Genco to drive returns through volatile drybulk shipping market cycles.

George Economou has recently taken an approximately 5% ownership position in the Company and is pursuing the nomination of his hand-picked nominee for election to the Company’s Board. Economou has also taken similar stakes in other companies in the industry. He is a competitor seeking access to the Company’s Board room. He is known throughout the industry and investment community for his history of poor governance practices and brings with him a distinct track record of self-dealing and shareholder value destruction. At Genco, he is pursuing an agenda based on a share repurchase plan and a premium self-tender offer that would double our net leverage and limit our ability to pay future dividends. Our Board and management team thoroughly reviewed both plans and determined they are self-interested, short-sighted and not in the best interest of Genco and all its shareholders.

Every vote counts – vote “FOR” Genco’s nominees.

By voting “FOR” each of Genco’s seven nominees and voting “AGAINST” Economou’s nominee and his shareholder proposal you can enable us to continue executing on our Comprehensive Value Strategy so you can realize the upside potential of your Genco investment.

Learn more about our Comprehensive Value Strategy and how to vote at www.VoteForGenco.com.

Executing a Clear Strategy to Create Value for ALL Genco Shareholders Through Market Cycles

We are executing on the Comprehensive Value Strategy that we introduced to investors in 2021 to position Genco to drive value through drybulk cycles. The strategy’s key pillars include paying compelling quarterly dividends, deleveraging to reduce the Company’s financial risks and investing in growth opportunities.

By focusing on a low leverage, high dividend payout model, we believe we have the most flexibility and optionality to pursue accretive growth opportunities while maintaining significant returns to shareholders through volatile market cycles. That said, our Board and management team regularly evaluate our capital allocation strategy and will continue to do so going forward for the benefit of the Company and all shareholders.

We are making clear progress on our strategic priorities and are building a foundation for continued growth:

•
Paying 18 consecutive quarterly dividends since 2019, the longest stretch in our drybulk peer group. Over this period, the Company has paid dividends of $5.155 per share, or approximately 25% of the current share price as of April 12, 2024;

•	Lowering our debt by 55% since 2021 and reduced our cash flow breakeven rate to the lowest in the peer group; and

•
Investing in our fleet to drive growth and earnings power. We have invested $520 million over the last five years in fleet expansion and modernization, adding 17 high specification, fuel efficient vessels to our fleet. Through targeted ship purchases and investments in our vessels, we are modernizing our fleet and increasing our earnings capacity, while reducing costs and improving fuel efficiency.

Looking ahead, we have the resources to continue these efforts, having recently closed on a $500 million revolving credit facility and by maintaining significant access to capital.

As a result, we are delivering strong results and outperforming our peers:

•
Genco’s TSR (total shareholder return) as of the closing price on April 12, 2024, for the past 1-, 3- and 5-year periods, are 37.7%, 146.9% and 237.6%, respectively, significantly higher than the median TSR of our proxy statement shipping performance peers which were 16.4%, 134.4% and 148.3% for the past 1-, 3- and 5-year periods, respectively, and also significantly higher than the TSR of the S&P 500 which were 27.2%, 30.1% and 91.6% for the past 1-, 3- and 5-year periods, respectively.[1]

Building on Our Industry-Leading Corporate Governance Practices

We are proud of Genco’s leadership in transparency, governance and sustainability, representing strong capital stewardship. Our well-planned and well-executed corporate governance and sustainability initiatives have enabled us to be #1, out of 64 public shipping companies, in the annual Webber Research ESG Scorecard three years in a row.2

Genco’s directors are highly qualified, active and engaged business leaders, all of whom bring the right balance of skills and experience in areas relevant to our business, including shipping, fleet management, commercial and technical management, drybulk commodities, capital allocation management, financial reporting and M&A.

Our directors regularly engage with our shareholders and are open-minded with respect to value-creation opportunities. We remain committed to maintaining our strong corporate governance and are taking actions that we believe will create the most value and are in the best interest of our shareholders.

Moreover, we are always looking for further improvement. Based on our Board’s continuous review of our practices and our shareholder engagement, we have taken actions to make our governance even stronger.

Our Board and management team will continue to engage with shareholders on important matters like these, as we further seek to uphold best-in-class standards when it comes to governance and sustainability.

VOTE “FOR” OUR HIGHLY QUALIFIED NOMINEES

James G. Dolphin	✔	Serves as Managing Director and President of a leading shipping and offshore merchant bank, and formerly a principal of a commercial freight management and consultancy practice
Paramita Das	✔	Served as Global Head of Marketing, Development and ESG, Metals and Minerals for a leading global mining group
Kathleen C. Haines	✔	Served as CFO and Treasurer of a company that manages a fleet of oil tankers and brings strategic and marketing experience
Basil G. Mavroleon	✔	46 years of shipping industry experience, serving as a Managing Director at a comprehensive sale and purchase, newbuilding, marine projects and ship finance brokerage
Karin Y. Orsel	✔	Shipping executive and entrepreneur with over 33 years of experience in the industry
Arthur L. Regan	✔	30-plus years of shipping experience in executive roles and managing and investing across the industry
John C. Wobensmith	✔	Genco’s CEO, who brings more than 30 years of shipping industry experience and expertise in every aspect of the business including capital allocation, M&A, commercial, technical and operations

George Economou Has a Record of Self-Dealing to the Detriment of Other Investors

Genco shareholders should be particularly concerned when Economou claims to be concerned about capital allocation. His history is capital allocation mixed with conflicts of interest, self-dealing and shareholder value destruction for personal gain. This is in stark contrast to the Genco Board, which prioritizes capital allocation around driving returns for ALL shareholders.

We believe that Economou’s actions at DryShips, his last public company, are indicative of how he has conducted business throughout his career and serve as a warning to Genco shareholders. These actions were characterized by:

•	Abrupt and perplexing deviations of corporate strategy;
•	High financial leverage at peak market cycles;
•	A litany of related-party transactions;
•	Self-dealing and poor corporate governance.

“The interests of our Chairman and Chief Executive Officer may be different from your interests,” DryShips stated in their public disclosures, which was highly evident in the measures taken by the company.3

Through a series of steps, Economou took his ownership stake in DryShips from 0.01% in March 2017 to 83% of the stock less than two years later, before taking DryShips private, destroying other shareholders’ value in the process.4

These steps included:

Conducting a series of large-scale highly dilutive equity offerings in 2016 and 2017 that resulted in a complete washout of shareholder value.[5]

Entering a series of related party transactions that gave control of DryShips to Economou without other shareholders receiving any control premium.[6]

Buying out the remaining 17% in 2019, taking DryShips private, but at a significant discount to net asset value.[7]

It is no surprise with these actions that DryShips was ranked last on the Webber Research ESG Scorecard for three years, displaying poor corporate governance.

Beyond DryShips, Economou’s record of dubious behavior and judgment has continued on a global scale. Following the February 2022 Russian invasion of Ukraine, Economou’s TMS Tankers continued transporting Russian crude, making it the second largest carrier of Russian oil, a distinction that landed Economou’s company on the Ukrainian government’s list of “international sponsors of war”.

We Encourage You to Vote “AGAINST” Economou’s Self-Dealing Agenda
and His Director Candidate

The attempts by our Board and management team to engage constructively with Economou demonstrated to us that he has an agenda and intends to treat Genco like his other investments:

•
Setting the record straight on our engagement: Members of our Board and management team sought to engage constructively with Economou since his investment became public. This includes numerous communications promptly responding to Economou and his advisors and offering to meet in-person to thoroughly discuss his views.

•
Economou’s self-serving and short-sighted share repurchase demands: Over the course of these interactions, Economou has pushed the Company to sell vessels and pursue large share repurchases in amounts exceeding Genco’s cash on hand.

Our Board and management team, together with its financial advisors, thoroughly reviewed his informal request of a share repurchase. The analysis included a comprehensive review of the last eight years of buybacks in the shipping industry with 52 buyback programs and 133 buyback executions separately analyzed, which showed buybacks overall did not improve share performance versus peers and in many cases hurt relative performance. The analysis showed that Economou’s repurchase ideas would place the Company in a less advantageous position and potentially destroy value as they would:
o	Meaningfully increase financial leverage;
o	Reduce market capitalization and trading float;
o	Reduce our available liquidity for opportunistic fleet growth;
o	Increase our cash flow breakeven rate;
o	Impact our ability to pay dividends; and
o	Diminish real earnings in this strong current market.

The Board therefore determined that pursuing Economou’s share repurchase was not in the best interest of shareholders.

•
Economou flip-flops and demands Genco launch a premium self-tender in which he would likely be a seller: When presented with the analysis on March 26, 2024, Economou agreed that ideas about share repurchases and selling vessels would not create value in the present market. As part of that conversation, Economou indicated he would exit his position if the shares reached a certain level (we note that these details of this conversation were conspicuously omitted from GK Investor’s proxy materials). Later that day, he insisted Genco commence a tender offer for $100 million of its own shares at a significant premium to the trading price. The Board reviewed the idea with its external financial advisors and determined this type of premium repurchase is not in the best interest of the Company or its shareholders, as it would require an increase in Genco’s leverage, decrease our earnings potential, impact our ability to pay out future dividends, reduce the Company’s market cap and impact trading liquidity. The analysis also showed that there are better uses of Genco’s cash, such as potential vessel purchases, that the Company believes can create more value for shareholders than a self-tender.

•
Adding Economou’s nominee to the Genco Board is not in the best interest of Genco shareholders: Economou originally nominated two directors for election to the Board to further his influence on the Company: Randee Day and Robert Pons. He later withdrew Day’s nomination without giving a reason for doing so in his preliminary proxy materials.

•
Pons has been a professional pawn to activists with shady track records throughout his career and we believe he has demonstrated no ability to exercise independence. He has served as a director nominee on behalf of the family of Gary Singer, a convicted felon permanently barred by the SEC from acting as an officer or director of a public company, as well as on four other dissident slates proposed by activist shareholders, including Murchinson Ltd., a Canadian activist fund that settled charges of violations of short sale rules with the SEC in 2021 and whose owner, Marc Bistricer, was the subject of enforcement action by the Ontario Securities Commission.[8] As a director, he’s overseen self-dealing transactions that have benefited his activist sponsors, including selling assets to Singer-controlled companies and entering into management agreements with the Singers.[9] Given Economou’s record, we believe Genco shareholders should be concerned with whom he is truly loyal.

He’s also overseen significant value destruction at companies on which he’s served on the board. Most of the companies on which has served as a director have either declined in value during his tenure or underperformed the S&P 500.

Importantly, Pons has no experience in shipping, commodities, cyclical businesses or anything relevant to Genco’s business. During his interview with the Board’s Nomination and Governance Committee he touted his general experience in board and management positions, but he had no general or specific ideas for the Company. The Genco Board unanimously concluded that he would not be additive to our already strong, focused and experienced Board.

•
Pons’ lack of relevant experience and record of value destruction stands in stark contrast to that of Jim Dolphin, Genco’s Chairman that Economou is targeting as part of his proxy fight. Jim Dolphin has played a key role in developing and refining the Company’s Comprehensive Value Strategy as a member of the Board. He brings a strong understanding of cyclical businesses and rigorous reviews of capital spending given his experience in shipping and the oil and gas industries. Over his career he has provided advice on transportation strategy and capital allocation to companies such as the resource giant BHP, the oil major BP, the Union Pacific Railroad and the Panama Canal Commission. He was instrumental in creating Oceania Cruises and as a director, he helped grow the business which was eventually sold to Apollo Management for $850 million. At OSG America he helped the company preserve value amidst the 2008 market downturn. Like the other directors on the Genco Board, he is open minded with respect to any and all opportunities for value creation, and he leads the Company’s shareholder engagement.

Don’t be misled by Economou’s attacks on our company. We believe his intentions with Genco are no different than his actions at the many other places he has led or invested in during his career: to benefit himself first, without regard to potential harm to the Company or its other shareholders. Moreover, his director candidate is unfit for our Board. We urge you to discard any proxy materials you receive from Economou or his affiliates.

The Choice Between the Genco Board and George Economou’s Nominee is Clear

The Genco Board of Directors unanimously recommends that Genco shareholders vote “FOR” the re-election of each of Genco’s seven nominees currently serving on the Genco Board and “AGAINST” Economou’s nominee and shareholder proposal on the WHITE proxy card.

We appreciate the support of ALL Genco shareholders, as we continue to take concrete steps to deliver on our Comprehensive Value Strategy to drive long-term sustainable value.

On behalf of your Board and management team, we thank you for your continued support.

Sincerely,

James G. Dolphin Chairman of the Board	John C. Wobensmith Chief Executive Officer

Vote Today

By Phone / Online / By Signing and Returning your Proxy

Learn more at www.VoteForGenco.com

If you have any questions or require any assistance with voting your shares, please call or email Genco’s proxy solicitor:

MacKenzie Partners, Inc.
Toll Free: 800-322-2885
Email: proxy@mackenziepartners.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This letter contains certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company’s reports on Form 10-Q and Form 8-K subsequently filed with the SEC. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

On April 16, 2024, Genco filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), containing a form of WHITE proxy card, with respect to its solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY GENCO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Genco free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Genco are also available free of charge by accessing Genco’s website at www.gencoshipping.com.

Participants

Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders, including John C. Wobensmith (Chief Executive Officer and President), Peter Allen (Chief Financial Officer), Joseph Adamo (Chief Accounting Officer), Jesper Christensen (Chief Commercial Officer), and Genco’s directors other than Mr. Wobensmith, namely James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, and Arthur L. Regan. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Management,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in Genco’s Definitive Proxy Statement. To the extent holdings of such participants in Genco’s securities changed since the amounts described in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above.

1 Represents the total shareholder returns of Genco, the Company’s peers as listed in its proxy statement and the S&P 500 total return index, as of the closing price on April 12, 2024, for the past 1-, 3- and 5-year periods
2 Based on the Webber Research 2023, 2022 and 2021 ESG scorecard
3 https://www.globenewswire.com/en/news-release/2019/02/28/1744826/0/en/Dryships-Inc-Reports-Financial-and-Operating-results-for-the-Fourth-Quarter-of-2018.html and
https://www.sec.gov/Archives/edgar/data/1308858/000091957419002125/d8124519_20-f.htm
4 https://www.bamsec.com/filing/91957417002663/1?cik=1308858&hl=483580:483582&hl_id=ny1hvwugeg
5 https://www.sec.gov/Archives/edgar/data/1308557/000091957416016880/d7348315_13d-a.htm
6 https://www.sec.gov/Archives/edgar/data/1308858/000091957417007140/d7674066_13d-a.htm and https://www.globenewswire.com/news-release/2018/02/07/1335387/0/en/DryShips-Inc-Announces-Dividend-for-the-Quarter-Ended-December-31-2017-and-Authorization-of-an-up-to-50-Million-Stock-Repurchase-Program.html and https://www.sec.gov/Archives/edgar/data/1308557/000091957418006401/d8078716_13d-a.htm and http://dryships.irwebpage.com/press/drys-101119.pdf and https://www.sec.gov/Archives/edgar/data/1308858/000091957419002125/d8124519_20-f.htm
7 https://www.sec.gov/Archives/edgar/data/1308858/000114420419043847/tv528973_exc6.htm
8 “SEC charges investment adviser and associated individuals with causing violations of Regulation SHO,” SEC press release No. 2021-156, August 17, 2021: Link.
9 https://www.businesswire.com/news/home/20130722005643/en/Sale-of-Livewire-Mobile-Business-Assets-to-OnMobile-Has-Closed and https://www.sec.gov/Archives/edgar/data/1019671/000119312519059178/d697783dex991.htm

The participants in this solicitation disclaim any responsibility for the accuracy of any of the information extracted from the filings and articles referenced above.

Shareholder Letter #2

Press Release

FOR IMMEDIATE RELEASE

Genco Shipping & Trading Limited Files Definitive Proxy Materials and Mails Letter to Shareholders

Urges Shareholders to Vote “FOR” the Re-Election of Genco’s Seven Highly Qualified
Nominees on the WHITE Proxy Card Today

Vote “AGAINST” George Economou’s Nominee and Shareholder Proposal

Launches VoteForGenco.com Providing Additional Information for Shareholders

NEW YORK, April 16, 2024 – Genco Shipping & Trading Limited (NYSE: GNK) (“Genco” or the “Company”), the largest U.S. headquartered drybulk shipowner focused on the global transportation of commodities, today announced that it has filed its definitive proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), scheduled to be held on May 23, 2024. Shareholders of record as of March 28, 2024, will be entitled to vote at the meeting.

In connection with the definitive proxy filing, the Company has mailed a letter to Genco shareholders recommending they vote for Genco’s seven highly qualified directors on the WHITE proxy card – James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, Arthur L. Regan and John C. Wobensmith. The Company also launched VoteForGenco.com, which provides additional information and resources to shareholders about Genco’s value creation strategy, George Economou’s record of self-dealing and history of value destruction and resources to help shareholders vote at the 2024 Annual Meeting.

Highlights from the letter include:

•
Genco is successfully executing on its Comprehensive Value Strategy to deliver compelling quarterly dividends for shareholders, reduce our debt and invest in growth opportunities to drive value through drybulk cycles.

•
Genco’s highly qualified, active and engaged director nominees bring vast experience and expertise in shipping, fleet management, commercial and technical management, drybulk commodities, capital allocation management, financial reporting and M&A.

•
Economou is a competitor seeking access to Genco’s Board room. Economou has a distinct track record of self-dealing to the detriment of other investors and a history of poor corporate governance practices.

•
Economou’s nominee lacks relevant experience and has overseen significant value destruction at companies on which he has served on the board. He has been a professional pawn to activists with shady track records throughout his career and we believe he has demonstrated no ability to exercise independence. The Genco Board unanimously concluded that he would not be additive to our already strong, focused and experienced Board.

•
The proposals Economou has made to the Genco Board have been self-serving. They have been thoroughly assessed and would double Genco’s net debt and impair our future ability to pay dividends with no discernable long-term benefit to all of our shareholders.

The full text of the letter follows:

April 16, 2024

Dear Fellow Shareholders,

We are reaching out because we want your vote “FOR” Genco’s director nominees at the upcoming Annual Meeting of Shareholders.

The Genco Board and management team have established a record of leadership across our industry based on our performance and our corporate governance. Through our Comprehensive Value Strategy, we have distributed sizeable dividends to shareholders, significantly reduced our debt and grown and modernized our fleet. At the same time, we have taken important steps to uniquely position Genco to drive returns through volatile drybulk shipping market cycles.

George Economou has recently taken an approximately 5% ownership position in the Company and is pursuing the nomination of his hand-picked nominee for election to the Company’s Board. Economou has also taken similar stakes in other companies in the industry. He is a competitor seeking access to the Company’s Board room. He is known throughout the industry and investment community for his history of poor governance practices and brings with him a distinct track record of self-dealing and shareholder value destruction. At Genco, he is pursuing an agenda based on a share repurchase plan and a premium self-tender offer that would double our net leverage and limit our ability to pay future dividends. Our Board and management team thoroughly reviewed both plans and determined they are self-interested, short-sighted and not in the best interest of Genco and all its shareholders.

Every vote counts – vote “FOR” Genco’s nominees.

By voting “FOR” each of Genco’s seven nominees and voting “AGAINST” Economou’s nominee and his shareholder proposal you can enable us to continue executing on our Comprehensive Value Strategy so you can realize the upside potential of your Genco investment.

Learn more about our Comprehensive Value Strategy and how to vote at www.VoteForGenco.com.

Executing a Clear Strategy to Create Value for ALL Genco Shareholders Through Market Cycles

We are executing on the Comprehensive Value Strategy that we introduced to investors in 2021 to position Genco to drive value through drybulk cycles. The strategy’s key pillars include paying compelling quarterly dividends, deleveraging to reduce the Company’s financial risks and investing in growth opportunities.

By focusing on a low leverage, high dividend payout model, we believe we have the most flexibility and optionality to pursue accretive growth opportunities while maintaining significant returns to shareholders through volatile market cycles. That said, our Board and management team regularly evaluate our capital allocation strategy and will continue to do so going forward for the benefit of the Company and all shareholders.

We are making clear progress on our strategic priorities and are building a foundation for continued growth:

•
Paying 18 consecutive quarterly dividends since 2019, the longest stretch in our drybulk peer group. Over this period, the Company has paid dividends of $5.155 per share, or approximately 25% of the current share price as of April 12, 2024;

•	Lowering our debt by 55% since 2021 and reduced our cash flow breakeven rate to the lowest in the peer group; and

•
Investing in our fleet to drive growth and earnings power. We have invested $520 million over the last five years in fleet expansion and modernization, adding 17 high specification, fuel efficient vessels to our fleet. Through targeted ship purchases and investments in our vessels, we are modernizing our fleet and increasing our earnings capacity, while reducing costs and improving fuel efficiency.

Looking ahead, we have the resources to continue these efforts, having recently closed on a $500 million revolving credit facility and by maintaining significant access to capital.

As a result, we are delivering strong results and outperforming our peers:

•
Genco’s TSR (total shareholder return) as of the closing price on April 12, 2024, for the past 1-, 3- and 5-year periods, are 37.7%, 146.9% and 237.6%, respectively, significantly higher than the median TSR of our proxy statement shipping performance peers which were 16.4%, 134.4% and 148.3% for the past 1-, 3- and 5-year periods, respectively, and also significantly higher than the TSR of the S&P 500 which were 27.2%, 30.1% and 91.6% for the past 1-, 3- and 5-year periods, respectively.[1]

Building on Our Industry-Leading Corporate Governance Practices

We are proud of Genco’s leadership in transparency, governance and sustainability, representing strong capital stewardship. Our well-planned and well-executed corporate governance and sustainability initiatives have enabled us to be #1, out of 64 public shipping companies, in the annual Webber Research ESG Scorecard three years in a row.2

Genco’s directors are highly qualified, active and engaged business leaders, all of whom bring the right balance of skills and experience in areas relevant to our business, including shipping, fleet management, commercial and technical management, drybulk commodities, capital allocation management, financial reporting and M&A.

Our directors regularly engage with our shareholders and are open-minded with respect to value-creation opportunities. We remain committed to maintaining our strong corporate governance and are taking actions that we believe will create the most value and are in the best interest of our shareholders.

Moreover, we are always looking for further improvement. Based on our Board’s continuous review of our practices and our shareholder engagement, we have taken actions to make our governance even stronger.

Our Board and management team will continue to engage with shareholders on important matters like these, as we further seek to uphold best-in-class standards when it comes to governance and sustainability.

VOTE “FOR” OUR HIGHLY QUALIFIED NOMINEES

James G. Dolphin	✔	Serves as Managing Director and President of a leading shipping and offshore merchant bank, and formerly a principal of a commercial freight management and consultancy practice
Paramita Das	✔	Served as Global Head of Marketing, Development and ESG, Metals and Minerals for a leading global mining group
Kathleen C. Haines	✔	Served as CFO and Treasurer of a company that manages a fleet of oil tankers and brings strategic and marketing experience
Basil G. Mavroleon	✔	46 years of shipping industry experience, serving as a Managing Director at a comprehensive sale and purchase, newbuilding, marine projects and ship finance brokerage
Karin Y. Orsel	✔	Shipping executive and entrepreneur with over 33 years of experience in the industry
Arthur L. Regan	✔	30-plus years of shipping experience in executive roles and managing and investing across the industry
John C. Wobensmith	✔	Genco’s CEO, who brings more than 30 years of shipping industry experience and expertise in every aspect of the business including capital allocation, M&A, commercial, technical and operations

George Economou Has a Record of Self-Dealing to the Detriment of Other Investors

Genco shareholders should be particularly concerned when Economou claims to be concerned about capital allocation. His history is capital allocation mixed with conflicts of interest, self-dealing and shareholder value destruction for personal gain. This is in stark contrast to the Genco Board, which prioritizes capital allocation around driving returns for ALL shareholders.

We believe that Economou’s actions at DryShips, his last public company, are indicative of how he has conducted business throughout his career and serve as a warning to Genco shareholders. These actions were characterized by:

•	Abrupt and perplexing deviations of corporate strategy;
•	High financial leverage at peak market cycles;
•	A litany of related-party transactions;
•	Self-dealing and poor corporate governance.

“The interests of our Chairman and Chief Executive Officer may be different from your interests,” DryShips stated in their public disclosures, which was highly evident in the measures taken by the company.3

Through a series of steps, Economou took his ownership stake in DryShips from 0.01% in March 2017 to 83% of the stock less than two years later, before taking DryShips private, destroying other shareholders’ value in the process.4

These steps included:

Conducting a series of large-scale highly dilutive equity offerings in 2016 and 2017 that resulted in a complete washout of shareholder value.[5]

Entering a series of related party transactions that gave control of DryShips to Economou without other shareholders receiving any control premium.[6]

Buying out the remaining 17% in 2019, taking DryShips private, but at a significant discount to net asset value.[7]

It is no surprise with these actions that DryShips was ranked last on the Webber Research ESG Scorecard for three years, displaying poor corporate governance.

Beyond DryShips, Economou’s record of dubious behavior and judgment has continued on a global scale. Following the February 2022 Russian invasion of Ukraine, Economou’s TMS Tankers continued transporting Russian crude, making it the second largest carrier of Russian oil, a distinction that landed Economou’s company on the Ukrainian government’s list of “international sponsors of war”.

We Encourage You to Vote “AGAINST” Economou’s Self-Dealing Agenda
and His Director Candidate

The attempts by our Board and management team to engage constructively with Economou demonstrated to us that he has an agenda and intends to treat Genco like his other investments:

•
Setting the record straight on our engagement: Members of our Board and management team sought to engage constructively with Economou since his investment became public. This includes numerous communications promptly responding to Economou and his advisors and offering to meet in-person to thoroughly discuss his views.

•
Economou’s self-serving and short-sighted share repurchase demands: Over the course of these interactions, Economou has pushed the Company to sell vessels and pursue large share repurchases in amounts exceeding Genco’s cash on hand.

Our Board and management team, together with its financial advisors, thoroughly reviewed his informal request of a share repurchase. The analysis included a comprehensive review of the last eight years of buybacks in the shipping industry with 52 buyback programs and 133 buyback executions separately analyzed, which showed buybacks overall did not improve share performance versus peers and in many cases hurt relative performance. The analysis showed that Economou’s repurchase ideas would place the Company in a less advantageous position and potentially destroy value as they would:
o	Meaningfully increase financial leverage;
o	Reduce market capitalization and trading float;
o	Reduce our available liquidity for opportunistic fleet growth;
o	Increase our cash flow breakeven rate;
o	Impact our ability to pay dividends; and
o	Diminish real earnings in this strong current market.

The Board therefore determined that pursuing Economou’s share repurchase was not in the best interest of shareholders.

•
Economou flip-flops and demands Genco launch a premium self-tender in which he would likely be a seller: When presented with the analysis on March 26, 2024, Economou agreed that ideas about share repurchases and selling vessels would not create value in the present market. As part of that conversation, Economou indicated he would exit his position if the shares reached a certain level (we note that these details of this conversation were conspicuously omitted from GK Investor’s proxy materials). Later that day, he insisted Genco commence a tender offer for $100 million of its own shares at a significant premium to the trading price. The Board reviewed the idea with its external financial advisors and determined this type of premium repurchase is not in the best interest of the Company or its shareholders, as it would require an increase in Genco’s leverage, decrease our earnings potential, impact our ability to pay out future dividends, reduce the Company’s market cap and impact trading liquidity. The analysis also showed that there are better uses of Genco’s cash, such as potential vessel purchases, that the Company believes can create more value for shareholders than a self-tender.

•
Adding Economou’s nominee to the Genco Board is not in the best interest of Genco shareholders: Economou originally nominated two directors for election to the Board to further his influence on the Company: Randee Day and Robert Pons. He later withdrew Day’s nomination without giving a reason for doing so in his preliminary proxy materials.

•
Pons has been a professional pawn to activists with shady track records throughout his career and we believe he has demonstrated no ability to exercise independence. He has served as a director nominee on behalf of the family of Gary Singer, a convicted felon permanently barred by the SEC from acting as an officer or director of a public company, as well as on four other dissident slates proposed by activist shareholders, including Murchinson Ltd., a Canadian activist fund that settled charges of violations of short sale rules with the SEC in 2021 and whose owner, Marc Bistricer, was the subject of enforcement action by the Ontario Securities Commission.[8] As a director, he’s overseen self-dealing transactions that have benefited his activist sponsors, including selling assets to Singer-controlled companies and entering into management agreements with the Singers.[9] Given Economou’s record, we believe Genco shareholders should be concerned with whom he is truly loyal.

He’s also overseen significant value destruction at companies on which he’s served on the board. Most of the companies on which has served as a director have either declined in value during his tenure or underperformed the S&P 500.

Importantly, Pons has no experience in shipping, commodities, cyclical businesses or anything relevant to Genco’s business. During his interview with the Board’s Nomination and Governance Committee he touted his general experience in board and management positions, but he had no general or specific ideas for the Company. The Genco Board unanimously concluded that he would not be additive to our already strong, focused and experienced Board.

•
Pons’ lack of relevant experience and record of value destruction stands in stark contrast to that of Jim Dolphin, Genco’s Chairman that Economou is targeting as part of his proxy fight. Jim Dolphin has played a key role in developing and refining the Company’s Comprehensive Value Strategy as a member of the Board. He brings a strong understanding of cyclical businesses and rigorous reviews of capital spending given his experience in shipping and the oil and gas industries. Over his career he has provided advice on transportation strategy and capital allocation to companies such as the resource giant BHP, the oil major BP, the Union Pacific Railroad and the Panama Canal Commission. He was instrumental in creating Oceania Cruises and as a director, he helped grow the business which was eventually sold to Apollo Management for $850 million. At OSG America he helped the company preserve value amidst the 2008 market downturn. Like the other directors on the Genco Board, he is open minded with respect to any and all opportunities for value creation, and he leads the Company’s shareholder engagement.

Don’t be misled by Economou’s attacks on our company. We believe his intentions with Genco are no different than his actions at the many other places he has led or invested in during his career: to benefit himself first, without regard to potential harm to the Company or its other shareholders. Moreover, his director candidate is unfit for our Board. We urge you to discard any proxy materials you receive from Economou or his affiliates.

The Choice Between the Genco Board and George Economou’s Nominee is Clear

The Genco Board of Directors unanimously recommends that Genco shareholders vote “FOR” the re-election of each of Genco’s seven nominees currently serving on the Genco Board and “AGAINST” Economou’s nominee and shareholder proposal on the WHITE proxy card.

We appreciate the support of ALL Genco shareholders, as we continue to take concrete steps to deliver on our Comprehensive Value Strategy to drive long-term sustainable value.

On behalf of your Board and management team, we thank you for your continued support.

Sincerely,

James G. Dolphin Chairman of the Board	John C. Wobensmith Chief Executive Officer

Vote Today

By Phone / Online / By Signing and Returning your Proxy

Learn more at www.VoteForGenco.com

If you have any questions or require any assistance with voting your shares, please call or email Genco’s proxy solicitor:

MacKenzie Partners, Inc.
Toll Free: 800-322-2885
Email: proxy@mackenziepartners.com

Jefferies LLC is acting as financial advisor to Genco, and Kramer Levin Naftalis & Frankel LLP is serving as legal counsel.

About Genco Shipping & Trading Limited

Genco Shipping & Trading Limited is a U.S. based drybulk ship owning company focused on the seaborne transportation of commodities globally. We provide a full-service logistics solution to our customers utilizing our in-house commercial operating platform, as we transport key cargoes such as iron ore, grain, steel products, bauxite, cement, nickel ore among other commodities along worldwide shipping routes. Our wholly owned high quality, modern fleet of dry cargo vessels consists of the larger Capesize (major bulk) and the medium-sized Ultramax and Supramax vessels (minor bulk) enabling us to carry a wide range of cargoes. We make capital expenditures from time to time in connection with vessel acquisitions. As of April 16, 2024, Genco Shipping & Trading Limited’s fleet consists of 17 Capesize, 15 Ultramax and 12 Supramax vessels with an aggregate capacity of approximately 4,659,000 dwt and an average age of 11.8 years.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This letter contains certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company’s reports on Form 10-Q and Form 8-K subsequently filed with the SEC. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

On April 16, 2024, Genco filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), containing a form of WHITE proxy card, with respect to its solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY GENCO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Genco free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Genco are also available free of charge by accessing Genco’s website at www.gencoshipping.com.

Participants

Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders, including John C. Wobensmith (Chief Executive Officer and President), Peter Allen (Chief Financial Officer), Joseph Adamo (Chief Accounting Officer), Jesper Christensen (Chief Commercial Officer), and Genco’s directors other than Mr. Wobensmith, namely James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, and Arthur L. Regan. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Management,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in Genco’s Definitive Proxy Statement. To the extent holdings of such participants in Genco’s securities changed since the amounts described in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above.

MEDIA/INVESTOR CONTACT:

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

Aaron Palash / Carleigh Roesler / Jenna Shinderman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

1 Represents the total shareholder returns of Genco, the Company’s peers as listed in its proxy statement and the S&P 500 total return index, as of the closing price on April 12, 2024, for the past 1-, 3- and 5-year periods
2 Based on the Webber Research 2023, 2022 and 2021 ESG scorecard
3 https://www.globenewswire.com/en/news-release/2019/02/28/1744826/0/en/Dryships-Inc-Reports-Financial-and-Operating-results-for-the-Fourth-Quarter-of-2018.html and
https://www.sec.gov/Archives/edgar/data/1308858/000091957419002125/d8124519_20-f.htm
4 https://www.bamsec.com/filing/91957417002663/1?cik=1308858&hl=483580:483582&hl_id=ny1hvwugeg
5 https://www.sec.gov/Archives/edgar/data/1308557/000091957416016880/d7348315_13d-a.htm
6 https://www.sec.gov/Archives/edgar/data/1308858/000091957417007140/d7674066_13d-a.htm and https://www.globenewswire.com/news-release/2018/02/07/1335387/0/en/DryShips-Inc-Announces-Dividend-for-the-Quarter-Ended-December-31-2017-and-Authorization-of-an-up-to-50-Million-Stock-Repurchase-Program.html and https://www.sec.gov/Archives/edgar/data/1308557/000091957418006401/d8078716_13d-a.htm and http://dryships.irwebpage.com/press/drys-101119.pdf and https://www.sec.gov/Archives/edgar/data/1308858/000091957419002125/d8124519_20-f.htm
7 https://www.sec.gov/Archives/edgar/data/1308858/000114420419043847/tv528973_exc6.htm
8 “SEC charges investment adviser and associated individuals with causing violations of Regulation SHO,” SEC press release No. 2021-156, August 17, 2021: Link.
9 https://www.businesswire.com/news/home/20130722005643/en/Sale-of-Livewire-Mobile-Business-Assets-to-OnMobile-Has-Closed and https://www.sec.gov/Archives/edgar/data/1019671/000119312519059178/d697783dex991.htm

The participants in this solicitation disclaim any responsibility for the accuracy of any of the information extracted from the filings and articles referenced above.

Website

The website content below contains links to documents that have previously been filed or are included in this filing.

###

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

These materials contain certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company’s reports on Form 10-Q and Form 8-K subsequently filed with the SEC. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

On April 16, 2024, Genco filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), containing a form of WHITE proxy card, with respect to its solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY GENCO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Genco free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Genco are also available free of charge by accessing Genco’s website at www.gencoshipping.com.

Participants

Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders, including John C. Wobensmith (Chief Executive Officer and President), Peter Allen (Chief Financial Officer), Joseph Adamo (Chief Accounting Officer), Jesper Christensen (Chief Commercial Officer), and Genco’s directors other than Mr. Wobensmith, namely James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, and Arthur L. Regan. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Management,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in Genco’s Definitive Proxy Statement. To the extent holdings of such participants in Genco’s securities changed since the amounts described in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above.